TRADE ACCOUNTS RECEIVABLE, NET - Summary of Trade Receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
TRADE ACCOUNTS RECEIVABLE, NET [Abstract]
Trade accounts receivable	$ 15,397	$ 29,135	$ 22,904
Provision for doubtful accounts	(403)	(253)	(165)
Allowance for expected credit losses	(44)	(44)	(35)
Trade accounts receivable, net	$ 14,950	$ 28,838	$ 22,704